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                                                                    EXHIBIT 32.2

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of Max & Erma's, Inc. (the "Company") on Form 10-Q for the period ending August 3, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William C. Niegsch, Jr., the Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ William C. Niegsch, Jr.
---------------------------
William C. Niegsch, Jr., Executive Vice
President and Chief Financial Officer



September 5, 2003


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